SUPPLEMENT TO
CLASS I (INSTITUTIONAL) SHARES PROSPECTUS

Calvert Social Investment Fund ("CSIF") Balanced Portfolio
CSIF Equity Portfolio
Calvert Social Index Fund
CSIF Enhanced Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Capital Accumulation Fund
Calvert World Values International Equity Fund
Calvert New Vision Small Cap Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
CSIF Bond Portfolio
Calvert Income Fund
Calvert Short Duration Income Fund

Prospectus dated January 31, 2007

Date of Supplement: June 20, 2007

With respect to the redemption fee waivers listed under "Redemption Fee" on page 97 of the Prospectus, the sixth bullet point is revised and restated as follows:

•           Redemption for the reallocation of purchases received under a systematic investment plan for rebalancing purposes, or by a discretionary platform for mutual fund wrap programs for rebalancing purposes.

CSIF Enhanced Equity Portfolio

The first sentence of the first paragraph under "Principal Investment Strategies" on page 14 of the Prospectus is revised and restated as follows:

The Fund invests primarily in common stock of U.S. companies that meet the social criteria and creates a portfolio whose characteristics closely resemble the characteristics of the Russell 1000 Index, while emphasizing the stocks which it believes offer the greatest potential for return.

The third sentence of the third paragraph under "Principal Investment Strategies" on page 14 of the Prospectus is revised and restated as follows:

The Fund may purchase stocks not in the Russell 1000 Index, including foreign stocks not exceeding 25% of the Fund's net assets, but at least 65% of the Fund's total assets will be invested in stocks that are in the Index.

Under "Principal Risks" on page 15 of the Prospectus, add the following bullet points:

•           Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

•           Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates.  An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline.

In the chart under "Principal Investment Strategies and Risks" on page 65 of the Prospectus, insert "25N" under "Foreign Securities" for CSIF Enhanced Equity.

Calvert New Vision Small Cap Fund

The first sentence of the second paragraph under "Principal Investment Strategies" on page 30 of the Prospectus is revised and restated as follows:

The Fund currently defines small-cap companies as those with market capitalization of $3 billion or less at the time the Fund initially invests.

Calvert Small Cap Value Fund

The last sentence of the first paragraph under "Principal Investment Strategies" on page 33 of the Prospectus is revised and restated as follows:

Calvert quantifies small companies as having a market capitalization of $3 billion or less at the time of initial purchase.